UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2009

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

001-33004	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)
2635 N. Crescent Ridge Drive The Woodlands, Texas	77381
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 2, 2009, Opexa Therapeutics, Inc. (the “Company”) issued a press release announcing that Jaye Thompson, Ph.D. has been hired to lead the Company’s efforts to further the clinical development of Tovaxin®, Opexa’s flagship therapy for multiple sclerosis and Dawn McGuire, M.D., Opexa’s expert clinical advisor and member of the Company’s Clinical Advisory Board has agreed to further increase her advisory role in the Company and to represent Opexa as its acting Chief Medical Officer.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

  (d)         Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued December 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEXA THERAPEUTICS, INC.

By: /S/ Neil K. Warma
Neil K. Warma
President and Chief Executive Officer

DATE:	December 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued December 2, 2009